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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  APRIL 15, 1997
                                                          --------------


                               CYTYC CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                ______________________________________________
                (State or other jurisdiction of incorporation)

      0-27558                                          02-0407755
_________________________                      ---------------------------
(Commission File Number)                    (IRS Employer Identification No.)


                     85 SWANSON ROAD, BOXBOROUGH, MA  01719
             _____________________________________________________
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:

                                (508) 263-8000
                                ______________

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ITEM 5.    OTHER EVENTS.
           ------------

     On April 15, 1997, Cytyc Corporation (the "Company") commenced a lawsuit against Neuromedical Systems, Inc., The PIE Mutual Insurance Company ("PIE") and other parties in the United States District Court in Massachusetts (Civil Action No. 97-10740). The lawsuit follows reports of a Physician's Alert distributed by PIE containing incorrect information with regard to the Company's ThinPrep(R) Pap Test and includes claims of false and misleading advertising, unfair and deceptive trade practices, unfair competition, misappropriation of trade secrets, tortious interference with the Company's business relationships and defamation. In addition to seeking preliminary and permanent injunctions to stop Neuromedical Systems, PIE and other parties from such conduct, the Company is seeking treble damages.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

     (c)   Exhibits.
           --------

     99.1  The Amended Complaint in the action entitled Cytyc Corporation v.
                                                        --------------------
           Neuromedical Systems, Inc., et al., C.A. 97-10740.
           ----------------------------------

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYTYC CORPORATION



                                       By: /s/ Patrick J.Sullivan
                                       ----------------------------
                                           Patrick J. Sullivan
                                           President and Chief Executive Officer

Dated:  April 16, 1997

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